PHOENIX-ENGEMANN FUNDS
                 Supplement dated December 8, 1997 to Prospectus
            dated September 30, 1997 as Supplemented October 1, 1997

     Effective December 8, 1997, Phoenix Equity Planning Corporation ("PEPCO") will serve as the Transfer Agent for the Phoenix-Engemann Funds (the "Funds"). PEPCO, an affiliate of the investment manager, uses Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company and the Global Growth Fund's custodian, as its subtransfer agent. PEPCO also serves as distributor and administrator of the Funds and is a subsidiary of Phoenix Duff & Phelps Corporation.

     As a result of this change, the following replaces the sentence under the heading "Shareholder Inquiries" on page 46 of the Prospectus.

     Shareholder inquiries should be directed to Phoenix Equity Planning Corporation c/o State Street Bank and Trust Company, PO Box 8301, Boston, Massachusetts 02266-8301 (or telephone toll free:
     1-800-243-1574).